UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2022 (June 16, 2022)

REVIV3 PROCARE COMPANY

(Exact name of registrant as specified in its charter)

Delaware	33-220846	47-4125218
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9480 Telstar Ave. Unit 5 El Monte, CA	91731
(Address of principal executive offices)	(Zip Code)

(818-638-8883)

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of exchange on which registered
NA	NA	NA

Introductory Note.

On June 22, 2022, Reviv3 Procare Company (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report under Item 2.01 thereof that effective as of June 16, 2022, the Company completed its previously announced acquisition of both (i) the hearing protection business of Axil & Associated Brands Corp., a Delaware corporation (“Axil”), consisting of ear plugs and ear muffs, and (ii) Axil’s ear bud business (collectively the “Acquisition”) pursuant to the Asset Purchase Agreement, dated May 1, 2022, as amended on June 15, 2022 (the “Purchase Agreement”), by and among the Company, its wholly owned subsidiary Reviv3 Acquisition Corporation, Axil and certain stockholders of Axil.

In response to Item 9.01(a) and (b) of the Original Report, the Company stated that it would file the required financial statements of Axil and pro forma financial information by amendment. This Amendment No. 1 to the Original Report is being filed to provide the required financial statements and pro forma financial information.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of Axil as of and for the years ended December 31, 2021 and December 31, 2020 and its unaudited financial statements as of and for the three months ended March 31, 2022 are filed herewith as Exhibits 99.1 and 99.2, respectively.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of May 31, 2022 and the unaudited pro forma condensed combined statement of income for the year ended May 31, 2022 are filed herewith as Exhibit 99.3.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K/A:

Exhibit
No.	Description of Exhibit

99.1	Financial statements of Axil & Associated Brands Corp. as of and for the years ended December 31, 2021 and December 31, 2020.

99.2	Unaudited financial statements of Axil & Associated Brands Corp. as of and for the three month period ended March 31, 2022.

99.3	Unaudited pro forma condensed combined balance sheet as of May 31, 2022 and the unaudited pro forma condensed combined statement of income for the year end May 31, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 7, 2022	REVIV3 PROCARE COMPANY

	By:	/s/ Jeff Toghraie
Jeff Toghraie
Chairman & Chief Executive Officer

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